POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Charles A. Sorrentino, Nicol G. Graham and Eric
 W. Davis, signing singly, the undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of
the undersigned, in the undersigned's
capacity as an officer and/or director
of Houston Wire & Cable Company (the "Company"),
Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of
1934 and the rules thereunder;
(2) do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable
to complete and execute any such Form
3, 4, or 5, complete and execute any
amendment or amendments thereto, and
timely file such form with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and
(3) take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such
 attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this power of attorney and
 the rights and powers herein granted.
 The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving
 in such capacity at the request of the
 undersigned, are not assuming, nor is
 the Company assuming, any of the
undersigned's responsibilities to
comply with Section 16 of the
Securities Exchange Act of 1934.
This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4, and 5
 with respect to the undersigned's
 holdings of and transactions in
securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned
 has caused this Power of Attorney
 to be executed as of this 13th day of
July, 2006.

/s/ William H. Sheffield
Signature

   William H. Sheffield
Print Name


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CHI99 4158984-1.066363.0010